Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS & CONTINGENCIES

Lease Commitments
Operating Leases
In July 2007, the Company entered into an agreement to renew its existing office lease and expand its rental premises to include adjoining space. During 2009, the lease was further amended resulting in a reduction in required lease payments for the remainder of the lease. The operating lease began in December 2007 and has an initial term of five years expiring in December 2012. Real estate and property taxes, insurance, utilities and maintenance expenses related to the buildings are obligations of the Company.

In July 2011, we entered into three separate agreements to rent satellite sales office space in New York City, Chicago, and Los Angeles through short-term rental agreements. The leases for New York City and Chicago have an initial term of one year expiring on July 31, 2012 and the lease for Los Angeles is on a month-to-month basis. The Company is obligated to pay applicable sales taxes and utilities along with the monthly rental payment.

Capital Leases
During 2010 and 2011, the Company entered into capital leases for equipment which expire in June 2012 and August 2014, respectively. The balance outstanding under the leases included in the current and long-term portion of notes payable on the accompanying balance sheet was $52,920 and $28,804 at December 31, 2011 and December 31, 2010, respectively. See Note 2 for more information on the Company's equipment under capital leases.

A summary of future minimum lease payments under the Company's non-cancelable leases as of December 31, 2011 is as follows:

Year ending December 31:	Capital Leases	Operating Leases
2,012	$32,796	$272,000
2,013	21,599
2,014	10,799
Total minimum lease payments	65,194	$272,000
Less amount representing interest	(12,274)
Total principal lease payments	52,920
Less current maturities	(25,070)
Total long term obligations	$27,850

Total rent expense recorded in general and administrative expense in the accompanying statements of operations was approximately $287,000 and $210,000 for the years ended December 31, 2011 and 2010, respectively.

Retirement Plans
In December 2007, the Company introduced a 401(k) plan that covered all eligible employees. The Company matches participant contributions in an amount equal to 50% of each participant's contribution up to 8% of the participant's salary. The participants become vested in 20% annual increments after 2 years of service. During the years ended December 31, 2011 and 2010, the Company incurred $31,429 and $33,448, respectively, in expense for matching employer contributions.

Litigation
From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. Litigation is, however, subject to inherent uncertainties, and an adverse result in these or other matters may harm the Company's business. The Company is currently not aware of any such legal proceedings or claims that it believes would or could have, individually or in the aggregate, a material adverse effect on its operations or financial position.